UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
May 25, 2023
TEGNA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia		22102-5151
(Address of principal executive offices)		(Zip Code)

(703) 873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On May 22, 2023, TEGNA Inc. (“TEGNA” or the “Company”) announced that it will be holding an investor conference call on May 25, 2023 at 10:00 a.m. to discuss its first quarter 2023 earnings results and its recent return of capital announcement. During the investor update call, the Company will also discuss the financial guidance relating to the second quarter of 2023 and full-year 2023. A copy of guidance to be discussed is furnished with this report as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Second Quarter and Full-year 2023 Outlook
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding TEGNA’s performance on a standalone basis and the terms, timing and implementation of TEGNA’s ASR program and future dividend payments. These forward-looking statements are based on current assumptions, expectations, beliefs and information available to us. Any forward-looking statements contained herein should not be regarded as guarantees of future performance and are subject to a number of risks, trends and uncertainties that could cause TEGNA’s actual results or actions to differ materially from what is expressed or implied by such statements, including, without limitation, risks and uncertainties related to: changes in the market price of TEGNA’s shares, general market conditions, access to credit or debt capital markets, applicable securities laws and alternative uses of capital; constraints, volatility, or disruptions in the capital markets or other factors affecting share repurchases; legal proceedings, judgments or settlements; the response of customers, suppliers and business partners to the termination of the merger agreement, including impacts on and modifications to TEGNA’s plans, operations and business relating thereto; difficulties in employee retention due to the termination of the merger agreement; TEGNA’s ability to re-price or renew subscribers and execute on its capital allocation strategy; and economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results, which are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this communication should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services, Internet service providers or other media.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: May 25, 2023	By:	/s/ Clifton A. McClelland III
Clifton A. McClelland III
Senior Vice President and Controller